UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2005

Digital Theater Systems, Inc.

(Exact name of registrant as specified in its charter)

000-50335

(Commission File Number)

Delaware	77-0467655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5171 Clareton Drive

Agoura Hills, California  91301

(Address of principal executive offices, with zip code)

(818) 706-3525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 9, 2005, the Board of Directors (the “Board”) of Digital Theater Systems, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved a new compensation arrangement for non-employee directors serving on the Board.  This new compensation arrangement included changes to the retainers and fees paid to non-employee directors for Board and committee service for the Company, as well as amendments to the Company’s 2003 Equity Incentive Plan (the “Plan”).  A summary of the new compensation arrangement is attached to this Form 8-K as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 10.1            Director Compensation Schedule

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL THEATER SYSTEMS, INC.

Date: May 10, 2005	By:	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance and Chief Financial Officer